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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MARCH 4, 2005



                               PALWEB CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          OKLAHOMA                     000-26331                 75-2954680
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)



                       1613 E. 15TH, TULSA, OKLAHOMA 74120
               (Address of principal executive offices) (Zip Code)



                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 4, 2005, the Registrant and its wholly owned subsidiary, Greystone Manufacturing, L.L.C. ("GSM"), entered into a loan agreement (the "Loan Agreement") with GLOG Investment, L.L.C., an Oklahoma limited liability company ("GLOG"), and The F&M Bank & Trust Company, an Oklahoma banking corporation ("F&M"), which, among other things, set forth certain terms applicable to a $1,500,000 revolving loan extended by F&M to GSM on or about December 18, 2004 (the "Revolving Loan") and a new $5,500,000 term loan extended by F&M to GSM on March 4, 2005 (the "Term Loan" and, collectively with the Revolving Loan, the "Loans").

         GLOG is wholly owned by the following officers and/or directors of the
Registrant: Marshall S. Cogan (Non-Executive Chairman), Warren F. Kruger (Director, Chief Executive Officer and President), Robert B. Rosene, Jr. (Director) and Robert H. Nelson (Chief Financial Officer and Chief Operating Officer). GLOG was a party to the Loan Agreement for the sole purpose of securing the funds necessary to purchase 50,000 shares of the Series 2003 Cumulative Convertible Senior Preferred Stock of the Registrant owned by Paul A. Kruger, which represents all of issued and outstanding shares of such series (the "Senior Preferred Stock"), which purchase is further described under Item
5.01 of this Current Report on Form 8-K.

         Amounts borrowed under the Revolving Loan are represented by a Promissory Note dated November 30, 2004, made by GSM in favor of F&M (the "Revolving Note"). The Revolving Note bears interest at the prime rate published by the Wall Street Journal, Southwest Edition in its money rates column as the prime or base rate on corporate loans at large U. S. money center commercial banks (or a similar or successor rate published therein) (the "Prime Rate") and is payable in full on January 5, 2006. The maximum availability under the Revolving Credit Facility is the lesser of $1,500,000 or the sum of 80% of the aggregate of GSM's Qualified Accounts Receivable plus 50% of GSM's Qualified Inventory, each as defined in the Loan Agreement. As of March 9, 2005, GSM had borrowed approximately $1,395,000 under the Revolving Note and such funds have generally been used for working capital.

         As of March 9, 2005, GSM has borrowed $5,200,000 of the Term Loan, and such amount is represented by a Term Note dated March 4, 2005, made by GSM in favor of F&M (the "Term Note"). Commencing on April 15, 2005, and continuing on the same day of each month thereafter until March 15, 2008, GSM will be required to make monthly payments based upon a full fifteen year amortization of the outstanding principal balance of the Term Note at the Prime Rate plus 2%, with any outstanding principal and all accrued and unpaid interest to be due and payable in full on March 15, 2008. Substantially all of the proceeds from the Term Loan have been used to refinance certain short-term debt of GSM, including the repayment of the notes described under Item 1.02 of this Current Report on Form 8-K.

         The Loan Agreement contains various covenants relating to matters affecting the Registrant and/or GSM including, among others: insurance coverage requirements; limitations on dividends, capital expenditures and sales of assets; a prohibition of certain liens, indebtedness and other transactions; and restrictions relating to any merger or consolidation of the Registrant or GSM. In addition, in the event of the occurrence and continuation of certain events relating to the insolvency, liquidation, cessation of business, winding-up or similar matters of either the Registrant or GSM, F&M will be under no obligation to make further loans to GSM under the Notes and the unpaid principal amount of under the Notes, interest accrued on the unpaid principal amount and all other amounts owing by GSM under the

Loan Agreement and related documents will become immediately due and payable.

         GSM's obligations under the Loan Agreement are secured by a lien in favor of F&M on substantially all of GSM's assets pursuant to the terms of a Security Agreement between GSM and F&M entered into on March 4, 2005 (the "Security Agreement"). In connection with the Loan Agreement, GSM also granted a second mortgage to F&M dated March 4, 2005, on certain real property and improvements located in Bettendorf, Iowa (the "Second Mortgage"). Pursuant to the terms of a Guaranty Agreement between the Registrant and F&M entered into on March 4, 2005, the Registrant has absolutely and unconditionally guaranteed GSM's performance and payment under the Notes (the "Guaranty Agreement").

            In order to induce F&M to enter into the Loan Agreement, each of Messrs. Cogan, Kruger, Rosene and Nelson (the "Guarantors") entered into a Limited Guaranty Agreement with F&M dated March 4, 2005, with respect to $2,500,000 of the Term Loan (the "Limited Guaranty") and Mr. Rosene entered into a Pledge and Security Agreement dated March 4, 2005 (the "Pledge Agreement"), with F&M pursuant to which Mr. Rosene pledged a certificate of deposit in the face amount of $1,000,000 as security for payment under the Term Note. As consideration for agreeing to enter into the Limited Guaranty for the benefit of the Registrant, the Board of Directors of the Registrant has authorized the Registrant to enter into warrant agreements with each of the Guarantors, pursuant to which each Guarantor shall have the right to purchase 500,000 shares of the Registrant's common stock at an exercise price of $0.50 per share and, as consideration for agreeing to enter into the Pledge Agreement for the benefit of the Registrant, the Board of Directors of the Registrant has authorized the Registrant to enter into a warrant agreement with Mr. Rosene, pursuant to which Mr. Rosene shall immediately have the right to purchase 500,000 shares of the Registrant's common stock at an exercise price of $0.50 per share. The other material terms of such warrant agreements shall be disclosed pursuant to the requirements of Form 8-K as soon as the warrant agreements have been finalized.

            The foregoing summary of the Loan Agreement, Revolving Note, Term Note, Security Agreement, Second Mortgage and Guaranty Agreement is qualified in its entirety by reference to the full terms and conditions of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

            On January 3, 2005, GSM entered into a letter agreement with Greystone Plastics, Inc. ("Greystone Plastics"), pursuant to which GSM agreed to pay, on or before March 8, 2005, all amounts owed by it under and pursuant to that certain Senior Secured Promissory Note dated September 3, 2003, issued by GSM to Greystone Plastics in the principal amount of $5,000,000 (the "Secured Note") and that certain Wraparound Promissory Note dated September 3, 2003, issued by GSM to Bill Hamilton in the principal amount of $799,454.06 (the "Wraparound Note"). GSM paid the full amounts owed by it under such notes as of March 8, 2005, which was approximately $4,648,412, using the proceeds from the Term Loan described under Item 1.01 of this Current Report on Form 8-K.

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

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information included in Item 1.01 of this Current Report of Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         Pursuant to the Certificate of the Designation, Preferences, Rights and Limitations of the Senior Preferred Stock, the holder of the Senior Preferred Stock is entitled to cumulative dividends on the stated value of the Senior Preferred Stock equal to the Prime Rate plus 3.25%. As described under Item 1.01 of this Current Report of Form 8-K, pursuant to the Loan Agreement, the Registrant has agreed not to declare or pay any dividends on any of its shares.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01.  CHANGES IN CONTROL IN REGISTRANT

         Pursuant to that certain stock purchase agreement dated March 4, 2005, by and between GLOG and Paul A. Kruger, GLOG purchased 50,000 shares of the Senior Preferred Stock, which represents all of issued and outstanding shares of such series, from Paul A. Kruger in exchange for $5,000,000. Pursuant to the Certificate of the Designation, Preferences, Rights and Limitations of the Senior Preferred Stock, the holder of the Senior Preferred Stock has been granted certain voting rights so that such holder has the right to elect a majority of the Board of Directors of PalWeb.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

       10.1 Loan Agreement dated March 4, 2005, by and among Greystone Manufacturing, L.L.C., GLOG Investment, L.L.C., The F&M Bank & Trust Company and PalWeb Corporation

       10.2 Promissory Note dated November 30, 2004, in the amount of $1,500,000 issued by Greystone Manufacturing, L.L.C., to The F&M Bank & Trust Company

       10.3 Term Note dated March 4, 2005, in the amount of $5,500,000 issued by Greystone Manufacturing, L.L.C., to The F&M Bank & Trust Company

       10.4 Security Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company

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

       10.5 Mortgage Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company

       10.6   Guaranty of PalWeb Corporation dated March 4, 2005



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PALWEB CORPORATION


Date: March 10, 2004             By: /s/ Robert H. Nelson
                                     -------------------------------------------
                                     Robert H. Nelson
                                     Chief Financial Officer and Chief Operating
                                     Officer






















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